Exhibit 10.6




                      CORNERSTONE REALTY INCOME TRUST, INC.
                              306 EAST MAIN STREET
                            RICHMOND, VIRGINIA 23219


                               September 30, 1998



Apple Residential Advisors, Inc.
306 East Main Street
Richmond, Virginia 23219
Attention:  Glade M. Knight

Apple Residential Income Trust, Inc.
306 East Main Street
Richmond, Virginia 23219
Attention:  Board of Directors

Dear Sirs:

     Pursuant to section 3 of the Advisory Agreement Subcontract dated March 1, 1997 (the "Agreement") by and among Apple Residential Income Trust, Inc., Apple Residential Advisors, Inc. and Cornerstone Realty Income Trust, Inc. ("Cornerstone"), Cornerstone hereby terminates the Agreement in its entirety effective September 30, 1998.

                                           Sincerely,


                                           Cornerstone Realty Income Trust, Inc.

                                           By: /s/ S. J. Olander, Jr.
                                              ---------------------------------
                                                    S. J. Olander, Jr.
                                           Title: Vice President and Secretary